Exhibit 99.2

Supplemental Operating and Financial Data
September 30, 2004
(Unaudited)

Heritage Property Investment Trust, Inc.

NOTICE

Some of the statements contained in the supplemental operating and financial data constitute forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts.  The forward-looking statements reflect the Company’s current views about future events and are subject to risks, uncertainties,assumptions and changes in circumstances that may cause the Company’s actual results to differ significantly from those expressed in any forward-lookingstatement.  You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, insome cases, beyond the Company’s control and which could materially affect actual results.  The factors that could cause actual results to differ materially from current expectations include financial performance and operations of the Company’s shopping centers, including the Company’s tenants, real estate conditions, current and future bankruptcies of the Company’s tenants, execution of shopping center redevelopment programs, the Company’s ability to financeits operations, successful completion of renovations, completion of pending acquisitions, execution of joint venture opportunities, the availability of additional acquisitions, changes in economic, business, competitive market and regulatory conditions, acts of terrorism or war and other risks detailed from time to time  in filings with the Securities and Exchange Commission.  The forward-looking statements contained herein represent the Company’s judgment as of the date of this report, and the Company cautions readers not to place undue reliance on such statements.

Heritage Property Investment Trust, Inc.

INDEX

Corporate Profile
Investor Information
Financial Highlights
Consolidated Balance Sheets
Consolidated Statements of Income
Funds From Operations

EBITDA
Selected Ratios & Bradley OP Bond Covenant Ratios
Capital Structure
Debt Analysis
Other Securities
Property Overview Summary
Portfolio Overview - Geographic Distribution
Top Tenants
Anchor Lease Expiration Roll Out
Non-Anchor Lease Expiration Roll Out
Total Lease Expiration Roll Out
Historical Leasing Production
Historical Capital Expenditures, Tenant Improvement Costs and Leasing Commissions
Same Property Analysis
Property Listing
Property Listing Notes
Value Creation Pipeline - 2004 Acquisitions / Dispositions
Value Creation Pipeline - 2004 Acquisitions Detail
Definitions

Heritage Property Investment Trust, Inc.

Corporate Profile

General Description

We are a fully integrated, self-administered and self-managed real estate investment trust, or REIT, that acquires, owns, manages, leases and redevelops primarily grocer-anchored neighborhood and community shopping centers in the Eastern and Midwestern United States.  As of September 30, 2004, we had a portfolio of 164 shopping centers totaling approximately 27.9 million square feet of Company-owned gross leasable area, located in 29 states.   Our shopping center portfolio was approximately 92% leased as of September 30, 2004.  We also owned 3 office buildings.

Corporate Office

131 Dartmouth Street

Boston, MA  02116

(617) 247-2200

Regional Offices

Lighthouse Point, Florida	Speedway, Indiana	Roseville, Minnesota	Charlotte, North Carolina
Northbrook, Illinois	Lenexa, Kansas	Florissant, Missouri	Franklin, Tennessee
Peoria, Illinois	Louisville, Kentucky	Omaha, Nebraska	Dallas, Texas
Hanover Park, Illinois	Redford, Michigan	Great Neck, New York	Mequon, Wisconsin

Stock Listing

New York Stock Exchange:  HTG

Credit Ratings

Standard & Poor’s:  BBB-

Moody’s:  Baa3

Fitch: BBB-

Inquiries:

Heritage Property Investment Trust, Inc. welcomes any questions or comments from stockholders, analysts, investment managers, media or any prospective investor.  Please address all inquires to the following:

At the Company:	FRB / Weber Shandwick:

Patrick O’Sullivan	Claire Koeneman	Joe Calabrese
Vice President, Finance & Accounting	(Analyst information)	(General information)
131 Dartmouth Street
Boston, MA 02116	Phone: (312) 640-6745	Phone: (212) 445-8434

Phone: (617) 247-2200
Email: posullivan@heritagerealty.com

Heritage Website:                       www.heritagerealty.com

Research Coverage:

Credit Suisse First Boston	Andrew Rosivach	(212) 325-6205	Merrill Lynch	Steve Sakwa	(212) 449-0335
				Craig Schmidt	(212) 449-1944

Deutsche Bank	Louis Taylor	(212) 250-4912	Morgan Stanley	Matthew Ostrower	(212) 761-6284
	Chris Capolongo	(212) 250-7726		Suzanne Sorkin	(212) 761-6385

Goldman Sachs	Carey Callaghan	(212) 902-1000	UBS Warburg	Keith Mills	(212) 713-3098
				Ian Weissman	(212) 713-8602

Green Street Advisors	Greg Andrews	(949) 640-8780	Wachovia Securities	Jeffrey Donnelly	(617) 603-4262
	Thomas Youn	(949) 640-8780		Eric Rothman	(617) 603-4263

Legg Mason	David Fick	(410) 454-5018
	Nate Isby	(410) 454-4143

Heritage Property Investment Trust, Inc.

Financial Highlights

(unaudited and in thousands of dollars, except per-share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2004	2003	2004	2003

Diluted Funds from Operations (FFO)	$32,971	$28,252	$96,102	$85,359
FFO per share - Diluted	$0.70	$0.66	$2.03	$2.02

Funds Available for Distribution (FAD)	$24,514	$20,799	$74,763	$69,794
FAD per share - Diluted	$0.52	$0.49	$1.58	$1.65

EBITDA	$53,854	$47,491	$156,479	$142,520
EBITDA per share - Diluted	$1.14	$1.12	$3.31	$3.38

Net Income Attributable to Common Shareholders	$10,643	$10,656	$33,736	$30,557
Basic	$0.23	$0.25	$0.72	$0.73
Diluted	$0.23	$0.25	$0.72	$0.73

Dividends Paid per Share and Unit	$0.525	$0.525	$1.58	$1.58
Payout ratio of diluted FFO per share	75%	79%	77%	78%
Payout ratio of diluted FAD per share	101%	107%	99%	95%

Other Operating Items:
Total real estate revenue	$82,267	$73,786	$242,301	$220,193
Straight line rent and SFAS 141 income adjustment	$1,838	$1,668	$3,786	$4,219
Lease termination fee income	$136	$366	$717	$957
Amortization of stock-based compensation	$1,641	$1,300	$4,546	$4,834
Capitalized interest expense	$—	$—	$—	$—
Scheduled principal amortization on mortgages	$2,759	$2,468	$8,155	$7,347

Heritage Property Investment Trust, Inc.

Consolidated Balance Sheets

(in thousands of dollars, except per-share data)

	September 30, 2004	December 31, 2003
	(unaudited)
ASSETS
Real estate investments	$2,473,504	$2,399,973
Real estate held for sale	6,983	—
Less: accumulated depreciation	(298,800)	(242,741)
Real estate investments, net	2,181,687	2,157,232

Cash and cash equivalents	5,853	5,464
Accounts receivable, net of allowance for doubtful accounts of $9,543 in 2004 and $8,770 in 2003	37,571	25,514
Prepaids and other assets	29,556	13,608
Investment in joint venture	3,335	—
Deferred financing and leasing costs	38,843	25,757
Total assets	$2,296,845	$2,227,575
LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage loans payable	$625,936	$632,965
Unsecured notes payable	399,854	201,490
Line of credit facility	213,000	243,000
Accrued expenses and other liabilities	94,481	82,115
Accrued distributions	24,738	24,438
Total liabilities	1,358,009	1,184,008
Minority interests:
Series B Preferred Units	—	50,000
Series C Preferred Units	—	25,000
Exchangeable limited partnership units	7,157	7,670
Other minority interest	2,425	2,425
Total minority interests	9,582	85,095

Shareholders’ equity:
Common stock, $.001 par value; 200,000,000 shares authorized; 46,781,048 and 46,208,574 shares issued and outstanding at September 30, 2004 and December 31, 2003, respectively	47	46
Additional paid-in capital	1,149,740	1,136,516
Cumulative distributions in excess of net income	(216,153)	(176,267)
Other comprehensive income	(272)	—
Unearned compensation	(4,108)	(1,823)
Total shareholders’ equity	929,254	958,472
Total liabilities and shareholders’ equity	$2,296,845	$2,227,575

Heritage Property Investment Trust, Inc.

Consolidated Statements of Income

(in thousands of dollars, except per-share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2004	2003	2004	2003
	(unaudited)		(unaudited)
Real estate revenue:
Rentals	$62,216	$56,156	$182,584	$166,400
Percentage rent	762	602	3,391	3,496
Recoveries	18,954	16,559	55,232	49,036
Other property	335	469	1,094	1,261
Total revenue	82,267	73,786	242,301	220,193
Real estate operating expenses:
Property operating expenses	10,811	10,552	33,883	31,919
Real estate taxes	12,690	11,592	37,033	32,219
Net operating income	58,766	51,642	171,385	156,055
Other operating expense (income):
Depreciation and amortization	22,459	19,485	65,665	57,582
Interest	20,125	17,303	57,155	51,345
General and administrative	6,044	4,840	16,991	16,153
Gain on sale of marketable securities	(529)	—	(529)	—
Interest and other income	(294)	(31)	(565)	(456)
Total other operating expense (income)	47,805	41,597	138,717	124,624
Income before net gain	10,961	10,045	32,668	31,431
Net gain on sale of real estate investment	25	—	25	—
Income before allocation to minority interests	10,986	10,045	32,693	31,431
Income allocated to exchangeable limited partnership units	(48)	(82)	(191)	(170)
Income allocated to Series B & C Preferred Units	(413)	(1,664)	(2,176)	(4,992)
Income before discontinued operations	10,525	8,299	30,326	26,269
Discontinued operations:
Income from discontinued operations	118	483	422	1,605
Gains on sales of discontinued operations	—	1,874	2,988	2,683
Income from discontinued operations	118	2,357	3,410	4,288
Net income attributable to common shareholders	$10,643	$10,656	$33,736	$30,557

Basic per share data:
Income before discontinued operations	$0.23	$0.20	$0.65	$0.63
Income from discontinued operations	—	0.05	0.07	0.10

Income attributable to common shareholders	$0.23	$0.25	$0.72	$0.73

Diluted per share data:
Income before discontinued operations	$0.23	$0.20	$0.65	$0.63
Income from discontinued operations	—	0.05	0.07	0.10
Income attributable to common shareholders	$0.23	$0.25	$0.72	$0.73

Heritage Property Investment Trust, Inc.

Funds From Operations

(unaudited and in thousands of dollars)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2004	2003	2004	2003
Funds from Operations:

Net income	$10,643	$10,656	$33,736	$30,557
Add (deduct):
Depreciation and amortization (real estate-related)	22,305	19,388	65,188	57,315
Net gains on sales of real estate investments	(25)	(1,874)	(3,013)	(2,683)
Funds from Operations (FFO)	$32,923	$28,170	$95,911	$85,189

Funds from Operations - Diluted:

FFO	$32,923	$28,170	$95,911	$85,189
Add:
Income allocated to exchangeable limited partnership units	48	82	191	170

FFO - Diluted	$32,971	$28,252	$96,102	$85,359

Funds Available for Distribution

(unaudited and in thousands of dollars)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2004	2003	2004	2003
Funds from Operations - Diluted	$32,971	$28,252	$96,102	$85,359
Add (deduct):
Straight line rent and SFAS 141 income adjustment	(1,838)	(1,668)	(3,786)	(4,219)
Maintenance capital expenditures	(1,728)	(2,980)	(5,597)	(6,277)
Tenant improvement and leasing commissions	(6,902)	(4,667)	(17,611)	(11,704)
Capitalized interest	—	—	—	—
Amortization of financing costs	531	462	1,510	1,386
Amortization of debt premiums and discounts	(407)	(219)	(1,167)	(542)
Amortization of the effective portion of interest rate swap	(29)	—	(59)	—
Stock-based compensation and SERP	1,916	1,619	5,371	5,791

Funds Available for Distribution	$24,514	$20,799	$74,763	$69,794

Weighted Average Shares Outstanding

(unaudited and in thousands of shares)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2004	2003	2004	2003
Weighted average shares outstanding for basic net income attributable to common shareholders (EPS) and FFO per share	46,747	41,812	46,617	41,730

Dilutive common stock equivalents for EPS:

Weighted average exchangeable limited partnership units	336	—	339	340
Effect of stock options and dilutive stock-based compensation	262	386	274	125

Weighted average shares outstanding for diluted EPS	47,345	42,198	47,230	42,195

Dilutive common stock equivalents for FFO per share:

Weighted average exchangeable limited partnership units	336	340	339	340
Effect of stock options and dilutive stock-based compensation	262	386	274	125

Weighted average shares outstanding for diluted FFO per share	47,345	42,538	47,230	42,195

Heritage Property Investment Trust, Inc.

EBITDA

(unaudited and in thousands of dollars)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2004	2003	2004	2003
EBITDA:

Net income	$10,643	$10,656	$33,736	$30,557
Add (deduct):
Net gains on sales of real estate investments	(25)	(1,874)	(3,013)	(2,683)
Income allocated to exchangeable limited partnership units	48	82	191	170
Income allocated to Series B & C Preferred Units	413	1,664	2,176	4,992
Depreciation and amortization	22,482	19,548	65,819	57,772
Interest	20,125	17,303	57,155	51,345
Taxes	168	112	415	367
EBITDA	$53,854	$47,491	$156,479	$142,520

Heritage Property Investment Trust, Inc.

Selected Ratios

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2004	2003	2004	2003

COVERAGE RATIOS
Fixed Charge Coverage Ratio	2.31	2.22	2.32	2.24
EBITDA / (Interest+Principal-Preferred Distributions)
Interest Coverage Ratio	2.68	2.74	2.74	2.78
EBITDA / Interest

OPERATING RATIOS
General and administrative expense as a% of total revenue	7.3%	6.5%	7.0%	7.2%
Net operating income (NOI) margin	71%	70%	71%	71%
Property operating expense recovery ratio	81%	75%	78%	76%
Unencumbered NOI as a% of total NOI	54%	53%	53%	54%

Unsecured Notes Payable Covenant Ratios

(unaudited and in thousands of dollars)

	As of and for the Three Months Ended September 30,
	2004	2003

LIMITATIONS ON INDEBTEDNESS
Real estate investments, at cost	$2,481,429	$2,238,799
Cash and cash equivalents	5,853	21,143
Prepaids and other assets	29,556	14,931
Total asset cost (GAAP basis)	$2,516,838	$2,274,873
Mortgage loans payable	$625,936	$594,570
Unsecured notes payable	399,854	201,490
Line of credit facility	213,000	266,000
Total outstanding debt	$1,238,790	$1,062,060

Total outstanding debt / Total asset cost (GAAP basis)	49.2%	46.7%
Test level	60.0%	60.0%

INTEREST COVERAGE
Income available for debt service (EBITDA)	$53,854	$47,491
Service charge (Interest expense)	$20,125	$17,303
Annualized income available for debt service / Annualized service charge	2.68	2.74
Test level	1.50	1.50

ENCUMBERED ASSETS
Total asset cost (GAAP basis)	$2,516,838	$2,274,873
Secured debt	$625,936	$594,570
Secured debt / Total asset cost (GAAP basis)	24.9%	26.1%
Test level	40.0%	40.0%

UNENCUMBERED ASSETS
Unencumbered asset cost (GAAP basis)	$1,428,008	$1,262,066
Unsecured notes payable	$399,854	201,490
Line of credit facility	213,000	266,000
Total unsecured debt	$612,854	$467,490
Unencumbered asset cost (GAAP basis) / Total unsecured debt	233.0%	270.0%
Test level	150.0%	150.0%

Heritage Property Investment Trust, Inc.

Capital Structure

Debt

(in thousands of dollars)

Aggregate Principal September 30, 2004

Mortgage loans payable	$625,936
Unsecured notes payable	399,854
Line of credit facility	213,000

Total debt	$1,238,790

Equity

(in thousands)

	Shares & Units Outstanding at 9/30/04	$ Value Equivalent (1)
Common Stock	46,781	$1,364,602
Operating Partnership Units	332	9,684
		$1,374,286

Total market capitalization		$2,613,076

Total Debt to Total Market Capitalization		47.4%

(1)  Value based on stock price of $29.17 per share as of the market close on September 30, 2004.

Heritage Property Investment Trust, Inc.

Debt Analysis

(in thousands of dollars)

Debt Maturities and Principal Payments

Year	2004 (1)	2005	2006	2007	2008	Thereafter	Total (2)

Amount	$114,833	$257,595	$25,146	$43,032	$119,427	$670,415	$1,230,448

(1) Represents the period from October 1, 2004 through December 31, 2004.

(2) The aggregate repayment amount of $1,230,448 does not reflect the unamortized mortgage loan premiums totaling $9,978 related to the assumption of eleven mortgage loans with above-market contractual interest rates and the unamortized original issue discount of $1,636 on the April 2004 bond issuance.

Unsecured Line of Credit - Due April 29, 2005

Total Facility	Outstanding at 9/30/04	Letters of Credit	Remaining Capacity

$350,000	$213,000	$—	$137,000

Unsecured and Secured Debt Analysis

	Amount	% of Debt	Weighted Average Rate	Weighted Average Maturity

Unsecured Debt	$612,854	49.47%	5.02%	3.8	years
Secured Debt	625,936	50.53%	7.47%	5.7	years
Total Debt	$1,238,790	100.00%	6.26%	4.8	years

Floating and Fixed Rate Debt Analysis

	Amount	% of Debt	Weighted Average Rate	Weighted Average Maturity

Floating Rate Debt	$227,658	18.38%	2.82%	1.1	years
Fixed Rate Debt	1,011,132	81.62%	7.04%	5.6	years
Total Debt	$1,238,790	100.00%	6.26%	4.8	years

Debt Maturities and Principal Payments

(in thousands of dollars)

Property	2004 (1)	2005	2006	2007	2008	Thereafter	Total

Mortgage loans payable:

The Commons of Chancellor Park	$12,075	—	—	—	—	—	12,075
Franklin Square	113	13,583	—	—	—	—	13,696
Williamson Square	83	10,833	—	—	—	—	10,916
Riverchase Village Shopping Center	80	9,764	—	—	—	—	9,844
Meridian Village Plaza (2)	70	292	4,841	—	—	—	5,203
Spring Mall	29	120	8,021	—	—	—	8,170
Southport Centre	38	160	171	9,593	—	—	9,962
Long Meadow Commons (2) (3)	75	317	344	8,717	—	—	9,453
Innes Street Market	83	352	380	12,098	—	—	12,913
Southgate Shopping Center	26	110	119	2,166	—	—	2,421
Salem Consumer Square	104	453	501	555	8,806	—	10,419
St. Francis Plaza	45	191	207	225	243	—	911
Buckingham Place (2)	15	63	69	74	79	5,054	5,354
County Line Plaza (2)	49	205	222	240	256	16,002	16,974
Trinity Commons (2)	41	171	185	200	214	13,776	14,587
8 shopping centers, cross collaterialized	406	1,705	1,843	1,993	2,154	72,132	80,233
Montgomery Commons (2)	17	79	86	94	100	7,437	7,813
Warminster Towne Center (2)	58	260	283	307	329	18,657	19,894
Clocktower Place (2)	29	121	132	144	154	12,009	12,589
545 Boylston Street and William J. McCarthy Building	155	655	711	772	838	31,808	34,939
29 shopping centers, cross collateralized	611	2,520	2,728	2,955	3,147	224,115	236,076
Spradlin Farm (2)	46	189	203	219	232	16,440	17,329
Berkshire Crossing	129	532	552	573	593	12,279	14,658
Grand Traverse Crossing	86	366	394	424	457	11,643	13,370
Salmon Run Plaza (2)	76	319	349	381	417	3,192	4,734
Elk Park Center	71	297	321	346	374	6,906	8,315
Grand Traverse Crossing - Wal-Mart	40	165	179	193	208	4,415	5,200
Montgomery Towne Center	90	382	393	307	335	5,626	7,133
Bedford Grove - Wal-Mart	36	152	164	178	191	3,382	4,103
Berkshire Crossing - Home Depot/Wal-Mart	57	239	258	278	300	5,542	6,674

Total mortgage loans payable	$14,833	44,595	23,656	43,032	19,427	470,415	615,958

Unsecured notes payable (4)	100,000	—	1,490	—	100,000	200,000	401,490
Line of credit facility	—	213,000	—	—	—	—	213,000

Total indebtedness	$114,833	257,595	25,146	43,032	119,427	670,415	1,230,448

(1) Represents the period from October 1, 2004 through December 31, 2004.

(2) The aggregate repayment amount of $615,958 does not reflect the unamortized mortgage loan premiums totaling $9,978 related to the assumption of eleven mortgage loans with above-market contractual interest rates.

(3) Property is encumbered by two mortgage loans maturing in July 2007.

(4) The aggregate repayment amount of $401,490 does not reflect the unamortized original issue discount of $1,636 related to the April 2004 bond issuance.

Heritage Property Investment Trust, Inc.

Summary of Mortgage Loans Payable

(in thousands of dollars)

			Effective	Contractual		At September 30, 2004
			Interest	Interest	Contractual	Unamortized
Property	Lender	Maturity	Rate	Rate	Principal Balance	Mortgage Premium	Carrying Value

The Commons of Chancellor Park	Principal Mutual Life Insurance	Nov-04	8.48%	8.48%	$12,075	$—	$12,075
Franklin Square	Principal Mutual Life Insurance	Jun-05	9.00%	9.00%	13,696	—	13,696
Williamson Square	GMAC Commercial Mortgage	Aug-05	8.00%	8.00%	10,916	—	10,916
Riverchase Village Shopping Center	Allstate Life Insurance	Sep-05	7.62%	7.62%	9,844	—	9,844
Meridian Village Plaza	Sun Life Assurance Company of Canada	May-06	5.05%	7.88%	5,203	249	5,452
Spring Mall	Wells Fargo	Oct-06	9.39%	9.39%	8,170	—	8,170
Southport Centre	Lutheran Brotherhood	Jul-07	6.94%	6.94%	9,962	—	9,962
Long Meadow Commons (1)	GMAC Commercial Mortgage	Jul-07	5.11%	7.98%	9,453	709	10,162
Innes Street Market	Metropolitan Life Insurance Company	Oct-07	7.63%	7.63%	12,913	—	12,913
Southgate Shopping Center	American Express Financial	Oct-07	8.38%	8.38%	2,421	—	2,421
Salem Consumer Square	Great West Life Insurance	Sep-08	10.13%	10.13%	10,419	—	10,419
St. Francis Plaza	American United Life Insurance	Dec-08	8.13%	8.13%	911	—	911
Buckingham Place	GMAC Commercial Mortgage	Aug-09	5.89%	7.88%	5,354	454	5,808
County Line Plaza	GMAC Commercial Mortgage	Aug-09	5.64%	7.91%	16,974	1,656	18,630
Trinity Commons	GMAC Commercial Mortgage	Aug-09	5.64%	7.93%	14,587	1,435	16,022
8 shopping centers, cross collateralized	Metropolitan Life Insurance Company	Dec-09	7.82%	7.82%	80,233	—	80,233
Montgomery Commons	LaSalle Bank	Jan-10	6.38%	8.48%	7,813	741	8,554
Warminster Towne Center	LaSalle Bank	Feb-10	6.01%	8.24%	19,894	2,044	21,938
Clocktower Place	Northland Marquette Capital Group	Apr-10	5.75%	8.56%	12,589	1,666	14,255
545 Boylston Street and William J. McCarthy Building	American General	Oct-10	8.26%	8.26%	34,939	—	34,939
29 shopping centers, cross collateralized	Prudential Mortgage Capital Corporation	Oct-10	7.88%	7.88%	236,076	—	236,076
Spradlin Farm	PNC Bank	Jan-12	6.53%	7.25%	17,329	740	18,069
Berkshire Crossing	M & T Bank	Nov-12	3.65%	3.65%	14,658	—	14,658
Grand Traverse Crossing	First Union Bank	Jan-13	7.42%	7.42%	13,370	—	13,370
Salmon Run Plaza	Nationwide Life Insurance	Sep-13	8.10%	8.95%	4,734	284	5,018
Elk Park Center	American Express Financial	Aug-16	7.64%	7.64%	8,315	—	8,315
Grand Traverse Crossing - Wal-Mart	Principal Mutual Life Insurance	Oct-16	7.75%	7.75%	5,200	—	5,200
Montgomery Towne Center	Security Life of Denver Insurance Company	Mar-19	8.50%	8.50%	7,133	—	7,133
Bedford Grove - Wal-Mart	National Life Insurance Company	Nov-19	7.63%	7.63%	4,103	—	4,103
Berkshire Crossing - Home Depot/Wal-Mart	Bankers Life & Casualty Insurance Company	Mar-20	7.63%	7.63%	6,674	—	6,674

Total/Weighted average			7.47%	7.88%	$615,958	$9,978	$625,936

(1) Property is encumbered by two mortgage loans.

Heritage Property Investment Trust, Inc.

Other Securities

Security Issued:                  Unsecured Notes Payable Issued by Heritage Property Investment Trust, Inc.

Carrying value at 9/30/04	-	$198,364,000
Maturity	-	April 15, 2014
Contractual rate	-	5.125%
Effective rate	-	5.33%

Security Issued:                  Unsecured Notes Payable Issued by Bradley OP (1)

Carrying value at 9/30/04	-	$100,000,000
Maturity	-	November 15, 2004
Contractual and effective rate	-	7.00%

Security Issued:                 Unsecured Notes Payable Issued by Bradley OP (1)

Carrying value at 9/30/04	-	$100,000,000
Maturity	-	January 15, 2008
Contractual and effective rate	-	7.20%

Security Issued:                  Unsecured Notes Payable Issued by Bradley OP (1)

Carrying value at 9/30/04	-	$1,490,000
Maturity	-	March 15, 2006
Contractual rate	-	8.875%

Security Issued:                  Bradley OP (1) Exchangeable Limited Partnership Units

Carrying value at 9/30/04	-	$7,157,000
Units Outstanding	-	332,456 OP Units
Conversion	-	Convertible into Heritage Common Stock 1:1
Dividend	-	Equal to current common dividend

(1) Bradley Operating Limited Partnership is a subsidiary of the Company and owned 106 properties at September 30, 2004.

Heritage Property Investment Trust, Inc.

Portfolio Overview Summary - September 30, 2004

Number of shopping centers	164
Number of office buildings	3

Total real estate owned	167

Company-owned shopping center GLA	27,930,110
Company-owned office building net rentable square feet	222,698

Total	28,152,808

% Leased - Total Portfolio	92.1%

Average square foot size of shopping centers - Company-owned GLA	170,000
Average square foot size of shopping centers - Total GLA	202,000

Average number of shopping center anchor tenants	2.8

Grocer-anchored shopping centers as a % of total shopping centers	74%

% of total NOI produced by grocer-anchored shopping centers	72%

Heritage Property Investment Trust, Inc.

Portfolio Overview - Square Footage

Geographic Distribution - Total Portfolio

	Number of	Total	% of	Annualized	% of
Geographic Area	Properties	Owned GLA	Total	Based Rent	Total

East:
North Carolina	10	2,728,657	9.69%	$25,122,822	10.11%
New York	15	1,177,397	4.18%	17,222,539	6.93%
Pennsylvania	4	1,119,479	3.98%	10,278,280	4.14%
Massachusetts	6	1,107,120	3.93%	15,258,750	6.14%
Florida	5	1,036,225	3.68%	7,458,768	3.00%
Tennessee	3	887,711	3.15%	5,953,022	2.40%
New Hampshire	4	811,800	2.88%	6,791,055	2.73%
Alabama	3	450,172	1.60%	4,243,520	1.71%
New Jersey	2	374,445	1.33%	4,649,945	1.87%
Maine	1	254,378	0.90%	1,391,865	0.56%
Vermont	1	224,514	0.80%	1,845,209	0.74%
Mississippi	1	221,567	0.79%	2,838,933	1.14%
Virginia	1	181,055	0.64%	2,350,315	0.95%
Georgia	1	141,072	0.50%	694,030	0.28%
Connecticut	1	125,710	0.45%	1,226,635	0.49%
Subtotal	58	10,841,302	38.51%	$107,325,689	43.20%

Midwest:
Illinois	18	3,380,270	12.01%	$30,951,216	12.46%
Minnesota	17	2,652,139	9.42%	24,593,038	9.90%
Indiana	13	2,620,915	9.31%	17,936,927	7.22%
Missouri	9	1,609,963	5.72%	13,204,688	5.31%
Wisconsin	11	1,312,841	4.66%	9,449,746	3.80%
Texas	7	968,013	3.44%	12,005,174	4.83%
Kansas	6	932,186	3.31%	5,441,380	2.19%
Michigan	4	919,820	3.27%	7,158,634	2.88%
Iowa	7	726,552	2.58%	3,444,315	1.39%
Ohio	3	669,682	2.38%	5,245,706	2.11%
Kentucky	5	653,881	2.32%	5,065,165	2.04%
Nebraska	7	633,918	2.25%	4,913,472	1.98%
South Dakota	1	195,526	0.69%	1,309,620	0.53%
New Mexico	1	35,800	0.13%	401,670	0.16%
Subtotal	109	17,311,506	61.49%	$141,120,750	56.80%

Total	167	28,152,808	100.00%	$248,446,439	100.00%

Heritage Property Investment Trust, Inc.

Top Tenants by Annualized Base Rent

					Tenant	% of Total
				GLA as a %	Annualized	Annualized
	Tenant	# of Stores	Total GLA	of Total	Base Rent (1)	Base Rent (2)	Type of Business

1	TJX Companies (3)	50	1,552,124	5.51%	$13,463,493	5.42%	Off Price/Soft Goods
2	Kroger (4)	13	720,708	2.56%	5,050,338	2.03%	Grocer
3	Supervalu (5)	10	657,733	2.34%	4,710,557	1.90%	Grocer
4	Roundy’s (6)	9	541,046	1.92%	3,524,502	1.42%	Grocer
5	Charming Shoppes (7)	38	319,503	1.13%	3,380,597	1.36%	Discount / Apparel
6	Barnes & Noble	8	203,436	0.72%	3,299,831	1.33%	Books
7	OfficeMax	13	340,520	1.21%	3,261,602	1.31%	Office Products
8	Home Depot	4	459,073	1.63%	3,040,475	1.22%	Home Improvement
9	Wal-Mart	8	727,634	2.58%	2,941,631	1.18%	Discount
10	Safeway (8)	5	327,249	1.16%	2,900,020	1.17%	Grocer
11	Staples	11	278,043	0.99%	2,894,204	1.16%	Office Products
12	Hallmark	43	220,235	0.78%	2,620,174	1.05%	Cards/Gifts
13	Blockbuster	25	156,657	0.56%	2,615,140	1.05%	Video Sales / Rentals
14	Hy-Vee	9	535,066	1.90%	2,607,003	1.05%	Grocer
15	Linens N Things	7	214,741	0.76%	2,494,541	1.00%	Soft Goods
16	Michaels (9)	13	224,294	0.80%	2,440,182	0.98%	Crafts
17	Walgreens	15	192,330	0.68%	2,318,230	0.93%	Drug Store
18	Ahold USA (10)	5	279,340	0.99%	2,310,171	0.93%	Grocer
19	Circuit City	6	181,149	0.64%	2,205,746	0.89%	Electronics
20	PetsMart	8	202,617	0.72%	2,072,267	0.83%	Pet Supplies

(1)          We calculate annualized base rent for all leases in place in which tenants are in occupancy at September 30, 2004 as follows: total base rent to be received during the entire term of each lease, divided by the terms in months for such leases, multiplied by 12. For any leases relating to properties we acquire, we calculate total base rent to be received beginning from the date we acquired the property.

(2)          Represents total Tenant Annualized Base Rent divided by Total Annualized Base Rent of $248,446,439.

(3)          TJX Companies include: TJ Maxx (22), Marshalls (17), A.J. Wright (6), Homegoods (3) and Bob’s Stores (2).

(4)          The Kroger Co. includes: Kroger (11), Pay Less Supermarket (1) and Dillons (1).

(5)          Supervalu Inc. includes: Cub Foods (5), Shop n’ Save (1), Shop Rite (1) and Ray’s Supermarket (1). Supervalu Inc. also includes (2) Cub Foods locations leased by a limited liability corporation of which Supervalu Inc. is a member.

(6)          Roundy’s, Inc. includes: Pick N Save (5) and Rainbow Foods (4).

(7)          Charming Shoppes includes: Fashion Bug (28), Lane Bryant (7) and Catherine’s (3).

(8)          Safeway includes: Dominick’s (2), Randall’s Food Market (2) and Tom Thumb (1).

(9)          Michaels includes: Michaels (10), Aaron Brothers (2) and Recollections (1).

(10)    Ahold USA includes: Giant Foods (2), Bi-Lo (1), Bruno’s (1) and Stop & Shop (1).

Heritage Property Investment Trust, Inc.

Anchor Lease Expiration Roll Out - September 30, 2004 (1)

Lease	Number of					Expiring
Expiration	Expiring	Expiring	% of Total	Expiring	% of Total	Base Rent /
Year	Leases	Square Feet	Sq. Ft. Expiring	Base Rent(2)	Base Rent	Sq. Ft.(3)

2004 (remaining)	1	30,395	0.2%	$214,893	0.2%	$7.07
2005	15	396,699	2.4%	2,400,033	2.0%	6.05
2006	37	1,434,587	8.7%	7,683,383	6.3%	5.36
2007	41	1,438,658	8.8%	9,453,363	7.7%	6.57
2008	37	1,348,885	8.2%	9,122,232	7.4%	6.76
2009	52	1,908,988	11.6%	15,053,603	12.3%	7.89
2010	31	1,098,080	6.7%	9,057,689	7.4%	8.25
2011	28	1,122,765	6.8%	10,173,460	8.3%	9.06
2012	23	763,878	4.6%	7,467,890	6.1%	9.78
2013	25	1,138,555	6.9%	8,482,813	6.9%	7.45
2014 and Thereafter	116	5,749,125	35.0%	43,531,434	35.5%	7.57

Totals	406	16,430,615	100.0%	$122,640,793	100.0%	$7.46

(1) We define anchor tenants as single tenants which lease 15,000 square feet or more at a property.

(2) Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

(3) Represents Expiring Base Rent divided by Expiring Square Feet.

Heritage Property Investment Trust, Inc.

Non-Anchor Lease Expiration Roll Out - September 30, 2004

Lease	Number of					Expiring
Expiration	Expiring	Expiring	% of Total	Expiring	% of Total	Base Rent /
Year	Leases	Square Feet	Sq. Ft. Expiring	Base Rent(1)	Base Rent	Sq. Ft.(2)

2004 (remaining)	108	232,531	2.45%	$3,238,259	2.42%	$13.93
2005	527	1,577,268	16.60%	21,514,805	16.05%	13.64
2006	539	1,578,077	16.61%	21,741,714	16.22%	13.78
2007	488	1,535,200	16.16%	21,332,362	15.91%	13.90
2008	385	1,382,454	14.55%	19,722,108	14.71%	14.27
2009	317	1,151,802	12.12%	16,328,280	12.18%	14.18
2010	126	530,378	5.58%	7,869,624	5.87%	14.84
2011	75	345,199	3.63%	4,826,945	3.60%	13.98
2012	61	264,981	2.79%	4,439,105	3.31%	16.75
2013	57	262,525	2.76%	4,044,350	3.02%	15.41
2014 and Thereafter	169	642,301	6.76%	9,016,785	6.73%	14.04

Totals	2,852	9,502,716	100.00%	$134,074,337	100.00%	$14.11

(1) Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

(2) Represents Expiring Base Rent divided by Expiring Square Feet.

Heritage Property Investment Trust, Inc.

Total Lease Expiration Roll Out - September 30, 2004

Lease	Number of					Expiring
Expiration	Expiring	Expiring	% of Total	Expiring	% of Total	Base Rent /
Year	Leases	Square Feet	Sq. Ft. Expiring	Base Rent(1)	Base Rent	Sq. Ft.(2)

2004 (remaining)	109	262,926	1.0%	$3,453,152	1.3%	$13.13
2005	542	1,973,967	7.6%	23,914,838	9.3%	12.12
2006	576	3,012,664	11.6%	29,425,097	11.5%	9.77
2007	529	2,973,858	11.5%	30,785,725	12.0%	10.35
2008	422	2,731,339	10.5%	28,844,340	11.2%	10.56
2009	369	3,060,790	11.8%	31,381,883	12.2%	10.25
2010	157	1,628,458	6.3%	16,927,313	6.6%	10.39
2011	103	1,467,964	5.7%	15,000,405	5.8%	10.22
2012	84	1,028,859	4.0%	11,906,995	4.6%	11.57
2013	82	1,401,080	5.4%	12,527,163	4.9%	8.94
2014 and Thereafter	285	6,391,426	24.6%	52,548,219	20.5%	8.22

Totals	3,258	25,933,331	100.0%	$256,715,130	100.0%	$9.90

(1) Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

(2) Represents Expiring Base Rent divided by Expiring Square Feet.

Heritage Property Investment Trust, Inc.

Historical Leasing Production (3) - Cash Basis

	Three Months Ended	Nine Months Ended	Year Ended December 31,
	September 30, 2004	September 30, 2004	2003	2002	2001
New Leases
Number of new leases signed	68	190	238	268	231
GLA leased (sq. ft. at end of period)	320,340	910,640	1,011,736	1,061,614	849,453
New base rent/sq. ft. (1)	$10.80	$10.45	$10.13	$10.48	$10.44
Expiring base rent/sq. ft. (2)	$10.49	$9.58	$9.62	$9.55	$9.04
Percentage growth in base rent	3.0%	9.0%	5.3%	9.7%	15.5%

Renewals
Number of renewals signed	114	324	392	398	337
GLA leased (sq. ft. at end of period)	530,667	1,479,930	1,863,236	1,577,270	1,144,299
New base rent/sq. ft.	$10.27	$11.01	$10.62	$11.04	$10.92
Expiring base rent/sq. ft.	$9.77	$10.49	$10.09	$10.51	$9.89
Percentage growth in base rent	5.1%	4.9%	5.2%	5.0%	10.4%

Total New Leases and Renewals
Number of new leases and renewals signed	182	514	630	666	568
GLA leased (sq. ft. at end of period)	851,007	2,390,570	2,874,972	2,638,884	1,993,752
New base rent/sq. ft.	$10.47	$10.79	$10.44	$10.81	$10.72
Expiring base rent/sq. ft.	$10.04	$10.15	$9.92	$10.12	$9.53
Percentage growth in base rent	4.3%	6.4%	5.2%	6.8%	12.5%

(1)          New Base Rent represents the base rent payable for the first 12 months of the lease.

(2)          Expiring Base Rent represents the last 12 months of the rent payable immediately prior to the expiration of the lease.

(3)          Leasing production amounts presented represent comparable square footage and exclude leasing of vacant space at newly acquired centers, leasing of anchor space vacant greater than 24 months and newly developed square footage.

Heritage Property Investment Trust, Inc.

Historical Capital Expenditures,

Tenant Improvement Costs and Leasing Commissions (1)

	Three Months Ended	Nine Months Ended	Year Ended December 31,
	September 30, 2004	September 30, 2004	2003	2002	2001
Average number of square feet	28,250,000	27,949,000	26,792,000	25,117,000	23,308,000

Maintenance capital expenditures	$1,728,000	$5,597,000	$8,408,000	$8,145,000	$5,466,000

Per square foot	$0.06	$0.20	$0.31	$0.32	$0.23

Tenant improvements	$5,494,000	$14,273,000	$11,938,000	$11,876,000	$12,615,000
Leasing commissions	1,408,000	3,338,000	4,931,000	4,461,000	2,030,000
Total	$6,902,000	$17,611,000	$16,869,000	$16,337,000	$14,645,000

Per square foot	$0.24	$0.63	$0.63	$0.65	$0.63

(1)          Historical capital expenditures and tenant improvement costs exclude amounts related to newly developed square footage, expansions and re-developments.

Heritage Property Investment Trust, Inc.

Same Property Analysis

(in thousands of dollars)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2004	2003		2004	2003

Total income	$74,165	$72,891		$216,794	$213,640
Operating expenses	(20,631)	(21,810)		(62,827)	(62,652)
Net operating income	53,534	51,081	4.8%	153,967	150,988	2.0%

Less: Lease termination income	(136)	(367)		(717)	(582)
Add: Lease buyout expense	—	500		—	500
Net operating income, as adjusted	$53,398	51,214	4.3%	$153,250	$150,906	1.6%

Heritage Property Investment Trust, Inc.

Property Name and Location	Year Built / Renovated (1)	% Leased as of 9/30/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Shopping Centers:
Alabama
Montgomery Commons	1999	100%	95,300	299,050	257,550	Super Wal-Mart (Non-Owned) Marshalls Michaels	$1,052,298	$11.04

Montgomery Towne Center	1996	83%	176,361	266,895	198,165	Winn Dixie Supermarket (Non-Owned) Bed, Bath & Beyond Circuit City Carmike Cinemas (Non-Owned) Barnes & Noble OfficeMax	$1,849,970	$10.49

Riverchase Village SC	1994	91%	178,511	190,611	128,225	Bruno’s Supermarket Best Buy PetsMart	$1,341,252	$7.51

Connecticut
Torrington Plaza	1963/1994	95%	125,710	132,910	42,037	TJ Maxx Staples	$1,226,635	$9.76

Florida
Barton Commons	1989	40%	215,049	218,049	52,039	Bealls Dept. Store Bealls Outlet	$425,807	$1.98

Naples Shopping Center	1962/1997	100%	198,843	202,343	162,486	Publix Supermarket Marshalls Linens N Things Office Depot Books A Million	$2,037,498	$10.25

Park Shore Shopping Center	1973/1993	100%	231,830	240,330	188,180	Fresh Market K-Mart Rhodes Furniture Homegoods Sound Advice	$1,856,878	$8.01

Shoppers Haven Shopping Center	1959/1998	88%	207,036	207,036	113,273	Winn Dixie Supermarket Bed, Bath & Beyond Walgreens Bealls Outlet	$1,641,779	$7.93

Venetian Isle Shopping Center (8)	1959/1992	100%	183,467	186,967	111,831	Publix Supermarket TJ Maxx Linens N Things Rec Warehouse Pools and Spas	$1,496,806	$8.16

Georgia

Shenandoah Plaza	1987	99%	141,072	144,072	113,922	Ingles Market/Goodwill Emporium Wal-Mart/Big Lots/ACS	$694,030	$4.92

Property Name and Location	Year Built / Renovated (1)	% Leased as of 9/30/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Illinois

Bartonville Square	1972	100%	61,678	61,678	41,824	Kroger Supermarket	$296,634	$4.81

Butterfield Square	1997	96%	106,767	121,370	51,677	Sunset Foods	$1,343,039	$12.58

The Commons of Chicago Ridge	1992/1999	95%	324,080	324,080	246,039	Home Depot Office Depot Marshalls Pep Boys (Ground Lease) Old Navy X Sport Fitness	$3,803,526	$11.74

The Commons of Crystal Lake	1995/1998	97%	273,060	365,335	210,569	Jewel Foods/Osco Drugs Marshalls Toys R Us Hobby Lobby (Non-Owned)	$3,143,183	$11.51

Crossroads Centre	1975/1988	95%	242,470	247,970	129,468	KM Fairview Heights LLC/Hobby Lobby (Ground Lease) TJ Maxx	$1,525,883	$6.29

Fairhills Shopping Center	1971/1989	86%	107,614	117,714	49,330	Jewel Foods/Osco Drugs	$565,768	$5.26

Heritage Square	1992	99%	210,852	210,852	164,706	Circuit City Carson Furniture Gallery DSW Shoe Warehouse Rhodes Furniture	$2,558,827	$12.14

High Point Centre	1988	98%	240,002	240,002	141,068	Cub Foods Office Depot Babies R Us Big Lots	$2,313,106	$9.64

Long Meadow Commons	1996	93%	118,471	118,471	65,816	Dominick’s Supermarket	$1,646,940	$13.90

Parkway Pointe	1996	100%	38,737	222,037	179,300	Wal-Mart (Non-Owned) Target (Non-Owned) Party Tree (Non-Owned)	$531,319	$13.72

Rivercrest	1992/1999	100%	488,680	847,635	711,859	Dominick’s Supermarket Best Buy PetsMart TJ Maxx Kimco Realty Corp./K-Mart Sears OfficeMax Hollywood Park Target (Non-Owned) Kohl’s (Non-Owned) Menards (Non-Owned) Sony Theaters (Non-Owned)	$4,345,036	$8.89

Property Name and Location	Year Built / Renovated (1)	% Leased as of 9/30/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Rollins Crossing	1995/1998	99%	148,117	342,237	283,704	Super K-Mart (Non-Owned) Sears Paint & Hardware Regal Cinema (Ground Lease)	$1,127,083	$7.61

Sangamon Center North	1970/1996	97%	139,907	151,107	79,257	Schnuck’s Supermarket U.S. Post Office	$1,117,564	$7.99

Sheridan Village	1954/1995	96%	303,915	303,915	177,409	Bergner’s Dept Store Cohen’s Furniture Co.	$2,328,907	$7.66

Sterling Bazaar	1992	95%	84,535	84,535	52,337	Kroger Supermarket	$742,288	$8.78

Twin Oaks Centre	1991	97%	98,197	98,197	59,682	Hy-Vee Supermarket	$712,995	$7.26

Wardcliffe Shopping Center	1976/1977	89%	67,681	67,681	48,341	CVS Big Lots	$341,549	$5.05

Westview Center	1992	79%	325,507	416,307	184,265	Cub Foods Marshalls Value City Dept. Store (Non-Owned) Fashion Bug	$2,507,569	$7.70

Indiana

Apple Glen Crossing	2001/2002	99%	150,446	440,987	384,426	Super Wal-Mart (Non-Owned) Kohl’s (Non-Owned) Dick’s Sporting Goods Best Buy (Ground Lease) PetsMart	$1,767,145	$11.75

County Line Mall	1976/1991	90%	268,589	271,389	213,950	Kroger Supermarket OfficeMax Old Time Pottery Sofa Express	$1,819,491	$6.77

Double Tree Plaza	1996	97%	98,342	110,342	49,773	Amelia’s Supermarket	$734,067	$7.46

Germantown Shopping Center	1985	75%	230,417	237,617	114,905	Beuhler’s Supermarket Elder Beerman Department Store Peebles Department Store	$1,078,514	$4.68

King’s Plaza	1965	87%	102,788	104,888	60,200	Cub Foods	$414,628	$4.03

Lincoln Plaza	1968	93%	95,814	95,814	39,104	Kroger Supermarket	$678,293	$7.08

Martin’s Bittersweet Plaza	1992	100%	78,245	81,255	61,079	Martin’s Supermarket Osco Drug	$581,590	$7.43

Meridian Village	1990	99%	130,774	130,774	65,030	O’Malia’s Supermarket Godby Home Furnishings	$1,310,918	$10.02

Rivergate Shopping Center	1982	96%	133,086	137,486	108,086	Super Foods Wal-Mart	$520,238	$3.91

Property Name and Location	Year Built / Renovated (1)	% Leased as of 9/30/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Sagamore Park Centre	1982	93%	118,436	118,436	66,063	Payless Supermarket	$973,042	$8.22

Speedway SuperCenter	1960/1998	86%	569,879	569,879	252,624	Kroger Supermarket AJ Wright Kohl’s Sears Factory Card Outlet Old Navy Petco	$4,645,843	$8.15

The Village	1950	83%	312,187	314,987	115,325	US Factory Outlet AJ Wright Dollar Tree Indiana Department of Employment	$1,899,186	$6.08

Washington Lawndale Commons	1957/1993	75%	331,912	331,912	168,409	Stein Mart Dunham’s Sporting Goods Gensic’s Furniture House Jo-Ann Fabrics Books A Million Big Lots	$1,513,972	$4.56

Iowa

Burlington Plaza West	1989	34%	88,118	92,118	N/A	N/A	$249,943	$2.84

Davenport Retail Center	1996	100%	62,588	229,588	214,433	Staples PetsMart Super Target (Non-Owned)	$645,531	$10.31

Kimberly West	1987/1997	86%	113,713	116,513	76,896	Hy-Vee Supermarket	$603,892	$5.31

Parkwood Plaza	1992	39%	126,369	126,369	N/A	N/A	$361,556	$2.86

Southgate Shopping Center	1972/1996	86%	155,399	155,399	102,065	Hy-Vee Supermarket Big Lots	$497,613	$3.20

Spring Village	1980/1991	98%	90,263	92,763	45,763	Eagle Foods	$478,281	$5.30

Warren Plaza	1980/1993	86%	90,102	187,135	148,525	Hy-Vee Supermarket Target (Non-Owned)	$607,499	$6.74

Kansas

Mid State Plaza	1971	78%	286,601	293,101	157,017	Ashley Furniture Home Store Sutherlands Lumber Hobby Lobby	$635,612	$2.22

Santa Fe Square	1987	100%	133,698	133,698	55,820	Hy-Vee Supermarket/Office Depot/Bloom Brothers	$1,269,656	$9.50

Shawnee Parkway Plaza	1979/1995	94%	92,213	92,213	59,128	Price Chopper Supermarket	$642,971	$6.97

Village Plaza	1975	88%	55,698	55,698	31,431	Falley’s Food 4 Less	$250,094	$4.49

Westchester Square	1968/1998	94%	164,944	168,644	63,000	Hy-Vee Supermarket	$1,333,064	$8.08

Property Name and Location	Year Built / Renovated (1)	% Leased as of 9/30/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
West Loop Shopping Center	1986/1998	89%	199,032	199,032	78,558	Dillons Supermarket Waters True Value	$1,309,984	$6.58

Kentucky

Camelot Shopping Center	1969/1997	66%	150,571	150,571	61,500	Winn Dixie Supermarket Gatti’s Pizza	$702,949	$4.67

Dixie Plaza	1987	100%	48,021	82,804	59,383	Winn Dixie Supermarket Frank’s Nursery (Non-Owned)	$386,731	$8.05

Midtown Mall	1970/1994	100%	153,822	153,822	106,271	Kroger Supermarket Big Lots/Odd Lots Gatti’s Pizza	$962,450	$6.26

Plainview Village Center	1977	94%	164,454	186,254	39,399	Kroger Supermarket	$1,392,317	$8.47

Stony Brook	1988	100%	137,013	238,213	169,775	Kroger Supermarket H.H. Gregg (Non-Owned)	$1,620,718	$11.83

Maine

Pine Tree Shopping Center	1958/1973	100%	254,378	254,378	200,178	Shaw’s Supermarket (Ground Lease) Mardens Jo-Ann Fabrics AJ Wright Packard Development	$1,391,865	$5.47

Massachusetts

Berkshire Crossing	1996	100%	446,287	446,287	389,561	Price Chopper Supermarket Wal-Mart (Ground Lease) Home Depot (Ground Lease) Staples Michaels Barnes & Noble	$3,480,324	$7.80

Lynn Market Place	1966/1993	100%	78,092	78,092	52,620	Shaw’s Supermarket	$626,788	$8.03

Watertower Plaza	1988/1998	96%	296,320	296,320	214,889	Shaw’s Supermarket TJ Maxx OfficeMax Barnes & Noble Linens N Things Petco Michaels NAMCO	$3,623,979	$12.23

Westgate Plaza	1969/1996	100%	103,903	103,903	77,768	Stop & Shop/Staples/Ocean State Job Lot TJ Maxx	$1,021,333	$9.83

Michigan

Cherry Hill Marketplace	1992/1999	78%	122,132	125,032	53,739	Farmer Jacks	$1,112,592	$9.11

Property Name and Location	Year Built / Renovated (1)	% Leased as of 9/30/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Grand Traverse Crossing	1996	100%	387,273	387,273	339,156	Wal-Mart (Ground Lease) Home Depot (Ground Lease) Borders (Ground Lease) Toys R Us Staples PetsMart	$2,696,188	$6.96

The Courtyard	1989	96%	125,967	265,622	219,421	V.G. Food Center OfficeMax Dunham’s Sporting Goods Home Depot (Non-Owned)	$997,250	$7.92

Redford Plaza	1956/1987	100%	284,448	284,448	194,014	Kroger Supermarket Burlington Coat Factory Bally Total Fitness AJ Wright Aco Hardware The Resource Network	$2,352,604	$8.27

Minnesota

Austin Town Center	1999	47%	110,680	200,680	170,789	Staples Target (Non-Owned)	$525,686	$4.75

Brookdale Square	1971/1994	78%	185,883	185,883	133,620	Circuit City Office Depot Brookdale Theater Pep Boys Up Front Event Center	$952,078	$5.12

Burning Tree Plaza	1987/1998	98%	182,969	182,969	117,716	Best Buy TJ Maxx Hancock Fabrics Dunham’s Sporting Goods	$1,578,004	$8.62

Central Valu Center	1961/1984	96%	123,350	123,350	90,946	Rainbow Foods Slumberland Clearance	$840,898	$6.82

Division Place	1991	91%	129,753	134,753	24,016	TJ Maxx	$1,396,053	$10.76

Elk Park Center	1995/1999	100%	204,992	302,635	192,843	Cub Foods Target (Non-Owned) OfficeMax	$2,007,334	$9.79

Har Mar Mall	1965/1992	98%	434,232	434,232	226,838	Cub Foods Barnes & Noble Marshalls Homegoods TJ Maxx AMC Theatres Michaels	$4,425,975	$10.19

Property Name and Location	Year Built / Renovated (1)	% Leased as of 9/30/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Hub West (9)
Richfield Hub	1952/1992	100%	214,855	217,655	129,400	Rainbow Foods Bally Total Fitness Marshalls Michaels	$2,439,881	$11.36

Marketplace at 42	1999	96%	120,487	150,687	72,371	Rainbow Foods Walgreens (Non-Owned)	$1,698,178	$14.09

Roseville Center	1950/2000	99%	76,616	155,416	65,000	Rainbow Foods (Non-Owned)	$801,303	$10.46

Southport Centre	1992	100%	124,937	426,985	346,566	Cub Foods (Non-Owned) Best Buy Frank’s Nursery Super Target (Non-Owned) OfficeMax (Non-Owned)	$1,855,563	$14.85

Sun Ray Shopping Center	1958/1992	100%	284,962	284,962	179,527	Cub Foods (Ground Lease) TJ Maxx Bally Total Fitness Michaels Valu Thrift Store	$2,206,878	$7.74

Ten Acres Center	1972/1986	100%	162,364	162,364	133,894	Cub Foods Burlington Coat Factory	$1,093,747	$6.74

Terrace Mall	1979/1993	90%	135,031	250,031	212,430	Rainbow Foods North Memorial Hospital (Non-Owned) North Memorial Medical Center	$1,004,440	$7.44

Westwind Plaza	1985	100%	87,933	147,933	80,245	Cub Foods (Non-Owned) Northern Tool and Equipment	$1,130,286	$12.85

White Bear Hills	1990/1996	100%	73,095	81,895	45,679	Festival Foods	$636,735	$8.71

Mississippi

County Line Plaza	1997	100%	221,567	268,367	171,062	Haverty’s Furniture OfficeMax Barnes & Noble Old Navy Shoe Station Circuit City (Non-Owned)	$2,838,933	$12.81

Missouri

Clocktower Place	1987	98%	214,198	222,348	129,807	Dierberg’s Market TJ Maxx Office Depot	$2,285,783	$10.67

Ellisville Square	1990	100%	146,052	149,552	107,772	K-Mart Lukas Liquors	$1,425,331	$9.76

Grandview Plaza	1961/1991	91%	296,008	296,008	200,075	Schnuck’s Supermarket Old Time Pottery OfficeMax Walgreens	$1,925,576	$6.51

Property Name and Location	Year Built / Renovated (1)	% Leased as of 9/30/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Hub Shopping Center	1972/1995	95%	163,072	163,072	103,322	Price Chopper Supermarket	$856,108	$5.25

Liberty Corners	1987/1996	100%	125,432	214,932	136,500	Price Chopper Supermarket Sutherlands (Non-Owned)	$978,929	$7.80

Maplewood Square	1998	100%	71,590	75,590	57,575	Shop n’ Save Supermarket	$534,552	$7.47

Marketplace at Independence	1988	94%	241,898	253,398	133,942	Price Chopper Supermarket Old Navy	$2,117,556	$8.75

Prospect Plaza	1979/1999	100%	189,996	189,996	136,566	Hen House Grocery Hobby Lobby Factory Oak Outlet	$1,599,206	$8.42

Watts Mill Plaza	1973/1997	100%	161,717	169,717	91,989	Price Chopper Supermarket Westlake Hardware	$1,481,645	$9.16

Nebraska

Bishop Heights	1971/1997	100%	34,388	128,448	106,992	Russ’ IGA Supermarket Shopko (Non-Owned)	$182,698	$5.31

Cornhusker Plaza	1988	95%	84,083	163,063	121,723	Hy-Vee Supermarket Wal-Mart (Non-Owned)	$450,977	$5.36

Eastville Plaza	1986	100%	68,546	139,636	99,046	Hy-Vee Supermarket Menard’s (Non-Owned)	$564,724	$8.24

Edgewood Shopping Center	1980/1994	97%	179,964	406,514	210,020	SuperSaver Supermarket Osco Drug Target (Non-Owned)	$1,556,816	$8.65

The Meadows	1998	100%	67,840	70,840	50,000	Russ’ IGA Supermarket	$521,377	$7.69

Miracle Hills Park	1988	87%	69,638	139,638	66,000	Cub Foods (Non-Owned)	$596,669	$8.57

Stockyards Plaza	1988	100%	129,459	148,659	85,649	Hy-Vee Supermarket Movies 8	$1,040,211	$8.04

New Hampshire

Bedford Grove	1989	100%	216,941	216,941	182,745	Shop N’ Save Wal-Mart (Ground Lease)	$1,739,409	$8.02

Bedford Mall	1963/1999	91%	265,091	265,091	192,207	Marshalls Bob’s Stores Staples Linens N Things Decathalon Sports (Ground Lease) Hoyts Cinemas	$2,460,152	$9.28

Capitol Shopping Center	1961/1999	100%	182,821	189,821	129,551	Demoulas Market Basket Burlington Coat Factory Marshalls	$1,546,888	$8.46

Tri City Plaza	1968/1992	100%	146,947	146,947	84,920	Demoulas Market Basket TJ Maxx	$1,044,606	$7.11

Property Name and Location	Year Built / Renovated (1)	% Leased as of 9/30/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
New Jersey

Cross Keys Common	1995	89%	214,991	214,991	79,362	AJ Wright Staples Ross Dress for Less	$2,256,049	$10.49

Morris Hills Shopping Center	1957/1994	100%	159,454	159,454	109,161	Mega Marshalls Clearview Cinema (Ground Lease) Michaels	$2,393,895	$15.01

New Mexico

St. Francis Plaza	1992/1993	100%	35,800	35,800	20,850	Wild Oats Market	$401,670	$11.22

New York

College Plaza	1975/1994	99%	175,086	175,086	126,812	Bob’s Stores Marshalls Eckerd Drugs Staples	$1,402,298	$8.01

Dalewood I Shopping Center	1966/1995	100%	59,569	59,569	36,989	Pathmark	$904,250	$15.18

Dalewood II Shopping Center	1970/1995	100%	81,326	81,326	59,326	Turco’s Supermarket Bed, Bath & Beyond	$1,937,597	$23.83

Dalewood III Shopping Center	1972/1995	100%	48,390	48,390	28,361	TJ Maxx	$1,208,229	$24.97

Falcaro’s Plaza	1968/1993	100%	61,295	63,295	29,887	OfficeMax	$989,726	$16.15

Kings Park Shopping Center	1963/1985	100%	71,940	73,940	48,870	Key Foods TJ Maxx	$1,035,200	$14.39

Nesconset Shopping Center	1961/1999	99%	122,996	124,996	33,460	Office Depot/HomeGoods	$1,732,830	$14.09

Parkway Plaza	1973/1992	100%	89,704	89,704	31,600	TJ Maxx	$1,902,938	$21.21

Roanoke Plaza	1972/1994	98%	99,131	101,631	58,150	Best Yet Market TJ Maxx	$1,347,034	$13.59

Rockville Centre Shopping Center	1975	100%	44,131	44,131	27,781	HomeGoods	$593,756	$13.45

Salmon Run Plaza	1993	100%	68,761	181,195	164,614	Hannaford’s Supermarket K-Mart (Non-Owned)	$1,094,243	$15.91

Suffolk Plaza	1967/1998	100%	84,480	89,680	56,759	Waldbaum’s Supermarket	$682,457	$8.08

Three Village Plaza	1964/1991	88%	77,458	77,458	38,955	King Kullen Grocery	$638,109	$8.24

Turnpike Plaza	1971/1994	100%	52,950	52,950	30,700	Waldbaum’s Supermarket	$906,745	$17.12

Property Name and Location	Year Built / Renovated (1)	% Leased as of 9/30/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
North Carolina

The Commons at Chancellor Park	1994	99%	341,860	351,460	309,041	Home Depot (Ground Lease) Hobby Lobby Circuit City Marshalls Value City Gold’s Gym	$2,339,440	$6.84

Crown Point Shopping Center	1990	100%	147,200	164,200	135,200	Lowe’s Home Centers Babies R US	$1,016,803	$6.91

Franklin Square	1990	97%	318,435	517,735	379,568	Super Wal-Mart (Non-Owned) Best Buy Ross Dress for Less Bed, Bath & Beyond Dollar Tree Pep Boys (Ground Lease) OfficeMax Michaels	$3,096,031	$9.72

Innes Street Market	1998	100%	349,356	349,356	296,740	Food Lion Supermarket Lowe’s Home Centers Tinseltown Cinema Marshalls Staples Circuit City Old Navy	$3,327,494	$9.52

McMullen Creek Shopping Center (10)	1988	93%	283,647	293,247	98,222	Winn Dixie Supermarket Burlington Coat Factory	$2,728,685	$9.62

New Centre Market	1998	99%	143,763	266,263	202,040	Target (Non-Owned) Marshalls PetsMart OfficeMax	$1,677,624	$11.67

Tarrymore Square	1989	59%	260,405	260,405	28,960	Marshalls	$1,740,514	$6.68

University Commons	1989	99%	235,396	235,396	135,326	Lowes Foods TJ Maxx Homegoods AC Moore	$2,296,421	$9.76

University Commons Greenville	1996	100%	232,820	338,020	270,249	Kroger Supermarket TJ Maxx Circuit City Barnes & Noble Target (Non-Owned) Linens N Things	$2,628,319	$11.29

Property Name and Location	Year Built / Renovated (1)	% Leased as of 9/30/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Wendover Place	1997	97%	415,775	547,075	441,954	Harris-Teeter/Michaels/Ross Dress for Less Kohl’s Dick’s Sporting Goods Babies R Us PetsMart Old Navy Linens N Things Target (Non-Owned)	$4,271,492	$10.27

Ohio

30th Street Plaza	1951/1999	96%	157,055	157,055	111,251	Giant Eagle Supermarket Marc’s Pharmacy	$1,459,102	$9.29

Clock Tower Plaza	1989	100%	237,975	244,475	172,300	Ray’s Supermarket Wal-Mart	$1,469,877	$6.18

Salem Consumer Square	1988	92%	274,652	274,652	131,650	Cub Foods Office Depot Michigan Sporting Goods AJ Wright	$2,316,727	$8.44

Pennsylvania
		%
Boyertown Plaza	1961	30	83,229	88,629	N/A	N/A	$377,977	$4.54

Colonial Commons	1991/2003	94%	433,362	504,734	358,660	Giant Food Dick’s Sporting Goods Linens N Things L.A. Fitness (Non-Owned) AMC Theatres 9 Ross Dress for Less Marshalls Ben Franklin TJ Maxx OfficeMax	$4,908,475	$11.33

Lehigh Shopping Center	1955/1999	76%	365,543	369,543	211,215	Giant Foods (Ground Lease) Mega Marshalls Staples D&D Budget & Clearance Frank’s Nursery	$1,886,215	$5.16

Warminster Towne Center	1997	100%	237,345	318,028	260,066	Shop Rite Supermarket Kohl’s (Non-Owned) Ross Dress for Less PetsMart OfficeMax Pep Boys Rag Shop Old Navy	$3,105,613	$13.08

Property Name and Location	Year Built / Renovated (1)	% Leased as of 9/30/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
South Dakota

Baken Park	1962/1997	90%	195,526	195,526	95,039	Nash Finch Supermarket Ben Franklin Boyd’s Drug	$1,309,620	$6.70

Tennessee

Oakwood Commons (11)	1989/1997	82%	291,527	294,277	159,072	Publix Supermarket Bed, Bath & Beyond Ross Dress for Less Peebles Department Store	$1,592,971	$5.46

Watson Glen Shopping Center	1989	100%	264,360	264,360	206,427	Bi-Lo Foods K-Mart Goody’s Family Clothing World Gym	$1,950,566	$7.38

Williamson Square (12)	1988/1993	88%	331,824	342,074	167,287	Kroger Supermarket Hobby Lobby USA Baby Hancock Fabrics	$2,409,486	$7.26

Texas

Buckingham Place	1980/1997	93%	150,228	156,228	96,274	Minyard Food Stores Big Lots	$983,188	$6.54

The Crossing	2000/2001	92%	187,075	253,454	150,963	Kroger Signature (Non-Owned Kohl’s (Ground Lease)	$1,990,965	$10.64

Las Colinas Village	2001/2002	86%	104,682	131,682	24,025	Staples	$1,719,877	$16.43

Randall’s Bay Area	1989/2001	100%	78,650	78,650	55,200	Randall’s Food Market	$678,358	$8.63

Randall’s Fairmont	1985/2003	89%	104,669	110,869	55,008	Randall’s Food Market	$925,662	$8.84

Royal Oaks Village	2001/2002	99%	145,286	145,286	83,652	HEB Grocery	$2,831,447	$19.49

Trinity Commons (13)	1998	93%	197,423	197,423	84,228	Tom Thumb DSW Shoe Warehouse	$2,875,677	$14.57

Vermont

Rutland Plaza	1966/1996	99%	224,514	224,514	182,264	Price Chopper Supermarket Wal-Mart TJ Maxx Plaza Movie Plex	$1,845,209	$8.22

Virginia

Spradlin Farm	2000/2001	100%	181,055	442,055	366,962	Home Depot (Non-Owned) Target (Non-Owned) TJ Maxx Barnes & Noble Michaels Goody’s Family Clothing	$2,350,315	$12.98

Property Name and Location	Year Built / Renovated (1)	% Leased as of 9/30/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Wisconsin

Fairacres Shopping Center	1992	100%	79,736	82,486	58,678	Pick ‘N Save Supermarket	$692,523	$8.69

Fitchburg Ridge	1980	85%	50,555	61,805	16,631	Wisconsin Dialysis	$370,396	$7.33

Fox River Plaza	1987	100%	169,883	173,383	137,113	Pick ‘N Save Supermarket K-Mart	$827,427	$4.87

Garden Plaza	1990	84%	80,099	80,099	49,564	Pick ‘N Save Supermarket	$462,970	$5.78

Madison Plaza	1988/1994	33%	127,584	127,584	N/A	N/A	$381,150	$2.99

Mequon Pavilions	1967/1991	94%	211,425	211,425	65,995	Sendik’s Food Market Bed, Bath & Beyond	$2,869,562	$13.57

Moorland Square	1990	100%	98,288	195,388	149,674	Pick ‘N Save Supermarket K-Mart (Non-Owned)	$842,563	$8.57

Oak Creek Centre	1988	41%	91,510	99,510	N/A	N/A	$251,152	$2.74

Park Plaza	1959/1993	54%	113,828	113,828	29,213	Big Lots	$454,132	$3.99

Spring Mall	1967/1994	90%	204,861	204,861	135,055	Pick ‘N Save Supermarket TJ Maxx Walgreens	$1,478,156	$7.22

Taylor Heights	1989	88%	85,072	223,862	158,630	Piggly Wiggly Foods Wal-Mart (Non-Owned)	$819,715	$9.64

		92%	27,930,110	33,195,948	21,024,019		$241,092,987	$8.63

TOTAL SHOPPING CENTERS

Office Buildings:

William J. McCarthy Building	1963/1995	91%	93,210	93,210		NETT	$3,252,754	$34.90

545 Boylston Street	1972/1996	100%	89,308	89,308		Allied Advertising Trinity Church	$3,253,572	$36.43

Executive Office Building	1970	95%	40,180	40,180		Lipner Gordon & Co. Norca Corporation Sol G Atlas Realty Heritage	$847,126	$21.08

TOTAL OFFICE BUILDINGS		95%	222,698	222,698			$7,353,451	$33.02
TOTAL PORTFOLIO		92%	28,152,808	33,418,646			$248,446,439	$8.82

Heritage Property Investment Trust, Inc.

Property Listing Notes

(1)       Represents the year the property originally opened for business and, if applicable, the year in which a substantial renovation was completed. These dates do not include years in which tenant improvements were made to the properties.

(2)       Represents gross leasable area owned by us, including 1,419,473 square feet of gross leaseable area subject to ground leases and excludes 5,265,838 square feet of non-owned gross leasable area.

(3)       Some of our shopping centers contain space not owned by us and space leased to tenants under ground leases. In addition to Company Owned GLA, Total GLA includes approximately 5.3 million square feet of this non-owned gross leasable area, which generally is owned directly by the anchor occupying this space, and 1.4 million square feet of ground leased gross leaseable area.

(4)       Represents square feet of gross leasable area at a property that an anchor tenant either leases or owns.

(5)       We define anchor tenants as single tenants which lease 15,000 square feet or more at a property. We define major tenants at our office buildings as tenants which lease 10% or more of the rentable square footage at a property.

(6)       We calculate Annualized Base Rent for all leases in place in which tenants are in occupancy at September 30, 2004 as follows: total base rent to be received during the entire term of each lease, divided by the terms in months for such leases, multiplied by 12. For any leases relating to properties we acquired from NETT’s real estate company upon our formation or relating to properties acquired from Bradley, we calculate total base rent to be received beginning from the date we acquired the property.

(7)       Represents Annualized Base Rent divided by Company Owned GLA at September 30, 2004.

(8)       Property contains 11,697 square feet of office space.

(9)       Property is comprised of two shopping centers.

(10)     Property contains 32,406 square feet of office space.

(11)     We hold a leasehold interest in this property pursuant to a ground lease that expires in 2088.

(12)     Williamson Square is owned in a joint venture of which we own 60%.

(13)     We hold a leasehold interest in this property pursuant to a ground lease that expires in 2037.

Heritage Property Investment Trust, Inc.

Value Creation Pipeline - 2004 Acquisitions/Dispositions

Acquisitions

		Company		Initial	Percent
Property	Date Acquired	Owned GLA	Total GLA	Investment	Leased

Long Meadow Commons	Apr-04	118,471	118,471	$18,497,000	93%
Colonial Commons	Jul-04	433,362	504,734	$63,121,000	94%

Total Acquisitions		551,833	623,205	$81,618,000	93%

Dispositions

Property	Type of Property	Date Disposed	Net Proceeds	Net Book Value	Net Gain

Fortune Office Building	Office Building	Apr-04	$7,205,000	$4,217,000	$2,988,000
Cross Keys - Wal-Mart parcel	Shopping center	Sep-04	$7,205,000	$7,180,000	$25,000

Total Dispositions			$14,410,000	$11,397,000	$3,013,000

Heritage Property Investment Trust, Inc.

PROPERTY NAME:	Long Meadow Commons
LOCATION:	Mundelein, IL
COMPANY OWNED GLA:	118,471
TOTAL GLA:	118,471
YEAR BUILT/RENOVATED:	1996
PURCHASE PRICE:	$18.5 million
CLOSING DATE:	April 30, 2004
% LEASED :	93%
FUNDING SOURCE:	Line of credit & assumed mortgage loan payable
ANCHOR TENANTS:

Tenant	SF	Lease Expiration

Dominick’s Supermarket	65,816	9/30/2016

PROPERTY NAME:	Colonial Commons
LOCATION:	Harrisburg, PA
COMPANY OWNED GLA:	433,362
TOTAL GLA:	504,734
YEAR BUILT/RENOVATED:	1991/2003
PURCHASE PRICE:	$63.1 million
CLOSING DATE:	July 1, 2004
% LEASED :	94%
FUNDING SOURCE:	Line of credit
ANCHOR TENANTS:

Tenant	SF	Lease Expiration
Giant Food	67,815	5/31/2011
Dick’s Sporting Goods	56,000	1/31/2020
Linens N Things	31,436	1/31/2015
AMC Theatres 9	31,114	5/31/2011
Ross Dress for Less	30,000	1/31/2015
Marshalls	27,000	1/31/2007
Ben Franklin	25,500	4/30/2007
TJ Maxx	24,970	1/31/2007
OfficeMax	23,500	1/31/2007

Heritage Property Investment Trust, Inc.

Definitions

This section contains a brief explanation of certain non-GAAP financial measures we provide in other sections of this document, and a statement of the reasons management believes these measures provide useful information to investors about the company’s financial condition or results of operations. Additional detail can be found in the company’s annual report on Form 10-K for the year ended December 31, 2002, and other documents filed with the Securities and Exchange Commission from time to time.

Funds from Operations

Pursuant to the revised definition of Fund from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (NAREIT), we calculate Funds from Operations (FFO) by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items) for gains (losses) from sales of properties, real estate-related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance or to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. We believe that FFO is helpful to investors as a measure of our performance as an equity REIT because, along with cash flows from operating activities, financing activities and investing activities, it provides investors with an understanding of our ability to incur and service debt and make capital expenditures. Our computation of FFO may, however, differ from the methodology for calculating FFO utilized by other REITs and, therefore, may not be comparable to such other REITs.

Funds Available for Distribution

In addition to FFO, we present Funds Available for Distribution (FAD) calculated from FFO by (1) adding non-real estate-related depreciation and amortization, (2) eliminating the effect of straight line rent, SFAS 141 income adjustment and non-cash interest expense items, (3) adding non-cash stock compensation and (4) subtracting maintenance capital expenditures, tenant improvements and leasing commissions. We believe FAD provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we feel to further understand our liquidity, FAD should be compared with our cash flow from operating activities determined in accordance with GAAP, as presented in our consolidated financial statements. Our computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.

EBITDA

EBITDA represents net income (loss) (determined in accordance with GAAP) adjusted for non-cash income or expenses such as depreciation, amortization and other non-cash items, and for gains (losses) from sales of properties, income taxes, interest expense and minority interest. EBITDA is intended to show unleveraged, pre-tax operating results. We believe EBITDA provides a meaningful measure of our performance because we believe it provides investors with a more complete understanding of our financial condition and operating results. We use EBITDA to calculate various financial ratios and we believe some financial analysts and equity investors also utilize the calculation for similar purposes. In addition to EBITDA, the impact of investing and financing transactions, as well as income taxes, should also be considered in evaluating overall results. EBITDA is not intended to represent any measure of performance in accordance with GAAP and our calculation and use of this measure may differ from other REITs or real estate companies. This non-GAAP measure should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance or as an alternative to net cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity.

Total Debt to Total Market Capitalization Ratio

Total debt to total market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total market capitlization is the sum of our total indebtedness outstanding on a consolidated basis and the market value of our outstanding equity securities calculated using the closing stock price per share of common stock of the company multiplied by the actual aggregate number of outstanding common shares and common partnership units of one of our operating partnerships. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our debt to market capitalization ratio is, in part, a function of the market price of the common stock of the company and, as such is evaluated with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.